Asset Retirement Obligation (Notes)	12 Months Ended
Dec. 31, 2022
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation Disclosure [Text Block]	ASSET RETIREMENT OBLIGATIONS
The following table presents amounts recognized related to asset retirement obligations for the periods indicated (in millions):

	2022	2021
Balance at January 1	$606	$462
Additional liabilities incurred	97	27
Liabilities assumed in acquisition	15	96
Liabilities settled	(29)	(15)
Accretion expense	30	22
Change in estimated cash flows	35	13
Other	3	1
Balance at December 31	$757	$606
The Company's asset retirement obligations include active ash landfills, water treatment basins and the removal or dismantlement of certain plants and equipment. The Company uses the cost approach to determine the initial value of ARO liabilities, which is estimated by discounting expected cash outflows to their present value using market-based rates at the initial recording of the liabilities. Cash outflows are based on the approximate future disposal costs as determined by market information, historical information or other management estimates. Subsequent downward revisions of ARO liabilities are discounted using the market-based rates that existed when the liability was initially recognized. These inputs to the fair value of the ARO liabilities are considered Level 3 inputs under the fair value hierarchy.
During the year ended December 31, 2022, the Company increased the asset retirement obligations and corresponding assets at Southland Energy, AES Clean Energy, AES Indiana, and AES Brasil by $75 million, $27 million, $27 million, and $16 million, respectively. The increase at Southland Energy is mostly due to additional liabilities incurred related to a demolition obligation at Alamitos. The increase at AES Clean Energy is mostly due to additional liabilities incurred as a result of new development projects. The increase at AES Indiana is primarily due to an upward revision of estimated cash flows at the Petersburg, Eagle Valley, and Harding Street plants. The increase at AES Brasil is primarily due to the initial recognition of asset retirement obligations as a result of the Cubico II acquisition.
During the year ended December 31, 2021, the Company increased the asset retirement obligations and corresponding assets at AES Clean Energy and Chile by $93 million and $36 million, respectively. The increase at AES Clean Energy is mostly due to the initial recognition of asset retirement obligations as a result of the New York Wind acquisition. The increase in Chile is primarily due to shortened useful lives of the Ventanas and Angamos coal plants, additional liabilities incurred due to the development of the Andes Solar 2b plant, and an upward revision of estimated cash flows at the Los Cururos plant.